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                                                                    Exhibit 99.1

                             Vodafone Holding GmbH
                  (formerly known as Vodafone AG, as universal
                      successor of Mannesmann Eurokom GmbH)
                                Mannesmannufer 3
                               D-40213 Dusseldorf
                           Attention: Christian Sommer

tele.ring Telekom Service GmbH
c/o Western Wireless International Corporation
3650 131st Avenue S.E. (Suite 400)
Bellevue, WA 98006
USA

EHG Einkaufs- und Handels GmbH
c/o Western Wireless International Corporation
3650 131st Avenue S.E. (Suite 400)
Bellevue, WA 98006
USA

February 15, 2005

            Re: Resolution of Certain Disputes - Settlement and Release

Ladies and Gentlemen:

      Reference is made to the Agreement dated May 4, 2001, for the sale and purchase of 100% of the shares in tele.ring Telekom Service GmbH ("tele.ring"), 100% of the partnership interest in tele.ring Telekom Service GmbH & Co KEG and for the call-option regarding the sale and purchase of 100% of the shares in Mannesmann 3G Mobilfunk GmbH, together with the Annexes and Schedules thereto (the "Agreement"); the Closing Memorandum dated June 29, 2001, together with the Annexes thereto (the "Closing Memorandum"); the Term Loan Agreement dated June 29, 2001, as amended by Amendment No. 1 to the Term Loan Agreement dated January 30, 2003 (collectively the "Loan Agreement"), and the Letter Agreement dated April 5, 2002 relating to the Resolution of Certain Disputes (the "2002 Letter Agreement"). All terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement, the Closing Memorandum, the Loan Agreement, or the 2002 Letter Agreement, as the case may be. Vodafone Holding GmbH (formerly known as Vodafone AG) is the universal successor of Mannesmann Eurokom GmbH ("Vodafone Holding"), and is the assignee of all rights and obligations of EKOM Telecommunications Holding AG under the Agreement, Closing Memorandum, Loan Agreement and 2002 Letter Agreement. In the event of any conflict, the definition contained in the Loan Agreement shall prevail.

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      Upon execution of this settlement agreement (the "Settlement Agreement")
in the space provided, each of you and we, now and for all time, agree as set forth herein in respect of the full and final settlement and resolution of the matters described below.

A. RESOLUTION OF CERTAIN DISPUTES AND RELATED AGREEMENTS

      1. In October 2004 EKOM Telecommunications Holding AG ("EKOM Holding") alleged that tele.ring was in breach of certain of its obligations under the Loan Agreement as a result of which EKOM Holding alleged that it had the right to accelerate the maturity of the loan and cause it to become immediately due and payable. Tele.ring denied that it was in breach of any of its obligations under the terms of the Loan Agreement and disputed the right of EKOM Holding to accelerate the maturity of the loan. Thereafter, the parties agreed to attempt to resolve their dispute by utilizing the differences resolution provisions under the Loan Agreement.

      2. The Parties, without admitting any liability to one another, have now agreed to settle their dispute, and terminate the Loan Agreement and all other agreements between them and execute mutual releases.

      3. On the date hereof, tele.ring agrees to pay or cause to be paid on behalf of tele.ring to Vodafone Holding the sum of Euro 177,285,603.18
(one hundred seventy seven million two hundred eighty five thousand six hundred three and 18/100) by wire transfer to Vodafone Holding's designated account at Barclays Bank Plc, London, Account name: Vodafone Group Plc, Account no.: 64 15 71 77, Swift Code: BARCGB22, IBAN: GB30BARC20000064157177, as full payment of all outstanding principal and interest on the Term Loan.

      4. Upon receipt of said sum, Vodafone Holding on its own behalf and on behalf of its predecessor and all of its or their affiliates hereby withdraws any claim that tele.ring is or was in breach of any provisions of the Loan Agreement and the Parties without admitting any liability to one another, have agreed that their disputes are settled and have agreed to terminate the Loan Agreement and all other agreements between them and agreed to the mutual releases, all as herein provided.

B. RELEASE

      Following your and our execution hereof, other than in respect of the covenants and agreements specifically set forth in this Settlement Agreement, each of you and we generally releases and forever discharges the other and your and our respective affiliates from any and all claims, demands, liabilities, suits, damages, losses, expenses, attorneys' fees and costs, obligations or causes of action, known or unknown, of any kind and of every nature whatsoever, fixed or contingent, and whether or not accrued, matured or contingent, which you or we or our respective predecessors or affiliates, ever had or may have arising out of or relating to:

      -     the Agreement;

      -     the Loan Agreement;

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      -     the Closing Memorandum; and

      -     the 2002 Letter Agreement

C. REPRESENTATIONS AND WARRANTIES

      1.    Each of you represents and warrants to us as follows:

            (a) Authorization. The execution and delivery by you of this Settlement Agreement, and the performance by you of your obligations hereunder, have been duly authorized by all necessary action and no other proceedings on your part which have not been taken are necessary to authorize this Settlement Agreement or the agreements contained herein.

            (b) Enforceability. This Settlement Agreement has been duly and voluntarily executed and delivered by you and constitutes your legal, valid and binding obligation, enforceable against you in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights or remedies generally.

            (c) No Conflict. The execution, delivery and performance by you of this Settlement Agreement will not result in the violation of, or be in conflict with, or constitute a default under, any term of your organizational documents or any law, mortgage, indenture, contract, agreement or instrument to which your are a Party or by which you are bound, which violation, conflict or default would have a material adverse effect on you or on the agreements contained herein.

            (d) No Assignment. You have not assigned or transferred to any other person or entity, including without limitation, any parent, subsidiary or affiliate of yours, any portion of any claim, right, demand, action or cause of action under the Agreement, the Loan Agreement, the Closing Memorandum, or the 2002 Letter Agreement or any of the transactions contemplated thereby.

      2.    We represent and warrant to you as follows:

            (a) Authorization. The execution and delivery by us of this Settlement Agreement, and the performance by us of our obligations hereunder, have been duly authorized by all necessary action and no other proceedings on our part which have not been taken are necessary to authorize this Settlement Agreement or the agreements contained herein.

            (b) Enforceability. This Settlement Agreement has been duly and voluntarily executed and delivered by us and constitutes our legal, valid and binding obligation, enforceable against us in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights or remedies generally.

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            (c) No Conflict. The execution, delivery and performance by us of this Settlement Agreement will not result in the violation of, or be in conflict with, or constitute a default under, any term of our organizational documents or any law, mortgage, indenture, contract, agreement or instrument to which we are a Party or by which we are bound, which violation, conflict or default would have a material adverse effect on us or on the agreements contained herein.

            (d) No Assignment. We have not assigned or transferred to any other person or entity, including without limitation, any parent, subsidiary or affiliate of ours, any portion of any claim, right, demand, action or cause of action under the Agreement, the Loan Agreement, the Closing Memorandum, or the 2002 Letter Agreement or any of the transactions contemplated thereby.

D. GOVERNING LAW

      This Settlement Agreement shall be governed by and construed in accordance with the laws of Austria without regard to the principles of conflict of laws thereof.

E. DISPUTE RESOLUTION

      In the event of any dispute, controversy or claim arising out of or in connection with this Settlement Agreement (including any exhibit, schedule or attachment hereto) or the breach, termination or validity of this Settlement Agreement, each of you and we shall use all reasonable endeavours to resolve the matter on an amicable basis. If one Party serves formal written notice on the other Party or parties that a material dispute, controversy or claim of such a description has arisen and the parties are unable to resolve the dispute within a period of thirty (30) days from the service of such notice, then the dispute, controversy or claim shall be referred to our respective senior executives. No recourse to arbitration by one Party against the other Party or parties as a result of this Settlement Agreement shall take place unless and until such procedure has been followed.

      If our respective senior executives shall have been unable to resolve any dispute, controversy or claim referred to them under the foregoing paragraph within a period of ten (10) days from referral to such senior executives, that dispute, controversy or claim shall be referred to and finally settled by arbitration under and in accordance with the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with those rules. The place of arbitration shall be Zurich, Switzerland. The arbitration proceedings shall be conducted, and the award shall be rendered, in the English language.

      Each of you and we hereby waive any rights of application and appeal to any court or tribunal of competent jurisdiction (including without limitation the courts of Germany, Austria, Switzerland, the United States and England) to the fullest extent permitted by law in connection with any question of law arising in the course of the arbitration or with respect to any award made except for actions relating to enforcement

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of the arbitration agreement or an arbitral award and except for actions seeking interim or other provisional relief in aid of arbitration in any court of competent jurisdiction.

F. GENERAL

      No original copy of this document shall be brought into Austria unless a legal requirement to do so exists. Any Party hereto who either brings its original copy of this document into Austria, or permits its original copy to be so brought into Austria in violation of the foregoing shall be solely responsible for any and all consequences with respect to Austrian stamp duty legislation and shall indemnify the other Party for and against any and all such consequences.

G. NOTICES

      1. Any notice or other communication given or made under or in connection with the matters contemplated by this Settlement Agreement shall be in writing.

      2. Any such notice or other communication shall be addressed as provided in Subsection G.3 and, if so addressed, shall be deemed to have been duly given or made as follows:

            (a) if sent by personal delivery, upon delivery at the address of the relevant Party;

            (b) if sent by international commercial courier, upon delivery; and

            (c) if sent by facsimile, when dispatched, but only so long as the facsimile communication is followed immediately by dispatch by international commercial courier;

provided that if, in accordance with the above provisions, any such notice or other communication would otherwise be deemed to be given or made outside Working Hours, such notice or other communication shall be deemed to be given or made at the start of Working Hours on the next Business Day.

      3. The relevant addressee, address and facsimile number of each Party for the purposes of this Settlement Agreement, subject to Subsection G.4, are:

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
             Name of Party                             Address               Facsimile No.
----------------------------------------------  -----------------------   -----------------
Vodafone Holding GmbH                            Mannesmannufer 2          +49-211-820-2493
Attn:  Christian Sommer                          D-40213 Dusseldorf
                                                 Germany

EHG Einkaufs- und Handels GmbH                   3650 131st Avenue S.E.    001-425-586-8222
c/o Western Wireless International Corporation   Suite 400
Attn:  Bradley Horwitz                           Bellevue, WA 98006

tele.ring Telekom Service GmbH                   3650 131st Avenue S.E.    001-425-586-8222
c/o Western Wireless International Corporation   Suite 400
Attn: Gina Haggerty                              Bellevue, WA 98006

      4. A Party may notify the other Party or Parties to this Settlement Agreement of a change to its name, relevant addressee, address or facsimile number for the purposes of Subsection G.3 provided that such notification shall only be effective on:

            (a) the date specified in the notification as the date on which the change is to take place; or

            (b) if no date is specified or the date specified is less than 5
(five) clear Business Days after the date on which notice is given, the date falling 5 (five) clear Business Days after notice of any such change has been given.

H. ANNOUNCEMENTS

      1. Subject to Subsection H.2, no announcement concerning this Settlement Agreement shall be made by any Party without the prior written approval of the other Party or Parties, such approval not to be unreasonably withheld or delayed.

      2. Any Party may make an announcement or filing with a securities exchange or regulatory or governmental body concerning this Settlement Agreement or any ancillary matter if, in the reasonable judgment of such Party, such announcement or filing is required by:

            (a) the law of any relevant jurisdiction;

            (b) any securities exchange or regulatory or governmental body to which either Party is subject or submits, wherever situated, whether or not the requirement has the force of law, in which case the Party concerned shall take all such steps as may be reasonable and practicable in the circumstances to agree upon the contents of such announcement or filing with the other Party or Parties before making such announcement or filing.

      3. The restrictions contained in this Subsection H shall continue to apply after signing this Settlement Agreement without limit in time.

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I. CONFIDENTIALITY

      1. Subject to Subsection I.2, each Party shall treat as strictly confidential all information received or obtained as a result of entering into or performing this Settlement Agreement which relates to:

            (a) the provisions of this Settlement Agreement;

            (b) the negotiations relating to this Settlement Agreement;

            (c) the subject matter of this Settlement Agreement; or

            (d) the other Party or Parties.

      2. Any Party may disclose information which would otherwise be confidential if and to the extent:

            (a) required by the law of any relevant jurisdiction;

            (b) required by any rule or regulation issued by any securities exchange or regulatory or governmental body to which either Party is subject or submits, wherever situated, whether or not any such rule or regulation for information has the force of law;

            (c) disclosed to the professional advisers, auditors and bankers of each Party, provided that the disclosing Party shall ensure that such advisers, auditors and bankers are bound by materially identical confidentiality obligations;

            (d) the information has come into the public domain through no fault of that Party; or

            (e) the other Party has or the other Parties have given prior written approval to the disclosure, such approval not to be unreasonably withheld or delayed,

provided that any such information disclosed pursuant to paragraph (a) or (b) of this Subsection I.2 shall be disclosed only after three (3) Business Days prior written notice to the other Party.

      3. The restrictions contained in this Subsection I shall continue to apply after signing this Settlement Agreement without limit in time.

J. COUNTERPARTS

      1. This Settlement Agreement may be executed in any number of counterparts, and on separate counterparts, but shall not be effective until each signatory has executed at least one counterpart.

      2. Each counterpart shall constitute an original of this Settlement Agreement, but all the counterparts shall together constitute but one and the same instrument.

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K. LANGUAGE

      1. With the exception of the notarial deeds and regulatory filings required to give effect to the transaction contemplated hereunder, each notice, demand, request, statement, instrument, certificate, or other communication given, delivered or made by one Party to another under this Settlement Agreement shall be:

            (a) in English; or

            (b) accompanied by an English translation.

      2. The receiving Party shall be entitled to assume the accuracy of, and to rely upon, any English translation of any document provided pursuant to Subsection K.1(b).

L. EXPENSES

      Each of the Parties shall pay their own expenses, including all legal fees and expenses, incurred by them in connection with the negotiation and execution of this Settlement Agreement.

M. GENERAL

      1. This Settlement Agreement (a) constitutes and contains the entire agreement and understanding between each of you and us in respect of the matters described herein and supersedes and replaces all prior negotiations and all agreements proposed or otherwise, whether written or oral, concerning the subject matter hereof and (b) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      2. Should any provision of this Settlement Agreement be or become wholly or in part invalid or unenforceable, the validity or enforceability of all remaining provisions of this Settlement Agreement shall not be affected thereby. The invalid or unenforceable provision shall be deemed replaced by such valid and enforceable provision which serves best the interest of the Parties originally pursued with the invalid or unenforceable provision. The same shall apply in the case of an omission in this Settlement Agreement.

      3. This Settlement Agreement is signed and issued in Germany and Slovak Republic and will be dispatched to the addressees at the addresses indicated on page one hereof.

      4. In the event that tele.ring is the subject of any bankruptcy, insolvency, fraudulent conveyance, reorganization or similar proceeding (the "Proceedings") as a result of which the principal and interest paid by or on behalf of tele.ring hereunder must be repaid by Vodafone Holding, then the releases granted by the Parties in Clause B hereto shall be vacated and of no further force or effect and each of the Parties and their predecessors shall thereafter continue to have all rights, obligations and remedies that they had prior to the execution of this Settlement Agreement.

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Vodafone Holding GmbH (formerly known
as Vodafone AG, as universal successor of Mannesmann Eurokom GmbH)

By: /s/ Matthias Kreutzer                  /s/ Christian Sommer
   -------------------------           ------------------------------------
   Name: Matthias Kreutzer                 Name: Christian Sommer
   Title: Authorized Officer               Title: Authorized Officer

                                       Intending to be legally bound,

                                       tele.ring Telekom Service GmbH

                                       By:  /s/ Michael Krammer
                                          ---------------------------------
                                          Name: Michael Krammer
                                          Title: Chief Executive Officer

                                       By:  /s/ Christine Fuchs
                                          ---------------------------------
                                          Name: Christine Fuchs
                                          Title: Chief Financial Officer

                                       EHG Einkaufs- und Handels GmbH

                                       By:  /s/ Michael Krammer
                                          ---------------------------------
                                           Name: Michael Krammer
                                           Title: Chief Executive Officer

                                       By:  /s/ Christine Fuchs
                                          ---------------------------------
                                           Name: Christine Fuchs
                                           Title: Chief Financial Officer

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